UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 21, 2018

Date of Report (Date of earliest event reported)

QUALCOMM Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-19528	95-3685934
(Commission File Number)	(IRS Employer Identification No.)

5775 Morehouse Drive, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

858-587-1121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously announced, on October 27, 2016, Qualcomm River Holdings B.V. (Qualcomm River Holdings), a wholly owned subsidiary of QUALCOMM Incorporated (the Company), entered into a definitive agreement (as amended on February 20, 2018 and April 19, 2018, the Purchase Agreement) with NXP Semiconductors N.V. (NXP), pursuant to which Qualcomm River Holdings agreed to acquire NXP (the Acquisition). The Acquisition is subject to receipt of regulatory clearance in China and other closing conditions, including the tender of at least 70% of the issued and outstanding common shares of NXP in the tender offer for NXP’s common shares.

This Current Report on Form 8-K is being filed to provide the consolidated financial statements of NXP and unaudited pro forma condensed combined financial information set forth under Item 9.01 below, which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

The consolidated balance sheets of NXP Semiconductors N.V. and subsidiaries as of December 31, 2017 and 2016, and the related consolidated statements of operations, comprehensive income, cash flows and changes in equity for each of the years in the three-year period ended December 31, 2017, together with the notes thereto and the report of independent registered public accounting firm thereon, are included on pages F-2 through F-44 of NXP’s Annual Report on Form 20-F for the year ended December 31, 2017, filed with the Securities and Exchange Commission (SEC) on April 11, 2018, and filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

The unaudited condensed consolidated balance sheets of NXP as of April 1, 2018 and December 31, 2017 and the related unaudited condensed consolidated statements of operations, statements of comprehensive income and statements of cash flows for the three months ended April 1, 2018 and April 2, 2017 and statements of changes in equity for the three months ended April 1, 2018, together with the notes thereto, are included as Exhibit 2 to NXP’s Report on Form 6-K furnished to the SEC on May 3, 2018, and filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

(b)	Pro forma financial information

The following unaudited pro forma condensed combined financial information is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 25, 2018;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended March 25, 2018;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended September 24, 2017; and

•	Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

(d)	Exhibits

Exhibit No.	Exhibit

23.1	Consent of KPMG Accountants N.V.

99.1	Audited consolidated balance sheets of NXP as of December 31, 2017 and 2016 and the related audited consolidated statements of operations, statements of comprehensive income, statements of cash flows and statements of changes in equity for each of the years in the three-year period ended December 31, 2017, together with the notes thereto and the report of independent registered public accounting firm thereon (incorporated herein by reference from pages F-2 through F-44 of NXP’s Annual Report on Form 20-F for the year ended December 31, 2017 (SEC File No. 1-34841), filed with the SEC on April 11, 2018)

99.2	Unaudited condensed consolidated balance sheets of NXP as of April 1, 2018 and December 31, 2017 and the related unaudited condensed consolidated statements of operations, statements of comprehensive income and statements of cash flows for the three months ended April 1, 2018 and April 2, 2017 and statements of changes in equity for the three months ended April 1, 2018, together with the notes thereto (incorporated herein by reference from Exhibit 2 to NXP’s Report on Form 6-K (SEC File No. 1-34841), furnished to the SEC on May 3, 2018)

99.3	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALCOMM Incorporated

Date: May 21, 2018	By:	/s/ George S. Davis
George S. Davis
Executive Vice President and Chief Financial Officer